United States

Securities and Exchange Commission

Washington, D.C. 20549

______________________

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

_______________________

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a-12

GLOBAL ARENA HOLDING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

NOTICE OF 2020 ANNUAL MEETING OF June ___, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Global Arena Holding, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at __________________, New York, New York 10022 at 9:00 a.m. local time, on June ___, 2021.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) re-elect three (3) directors to serve for the ensuing three years as members of the Board of Directors of the Company, (2) authorize an increase in the Company’s authorized capital stock to 4,000,000,000 (four billion); (3) authorize the Company to effectuate a 1 for 12 reverse split of all outstanding common shares (4) ratify the appointment of Raul Carrega, CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and (5) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote:

FOR each of the three (3) nominees for director named in the Proxy Statements,

FOR the authorization of the increase in authorized capital stock of the Company to 4,000,000,000 (four billion),

FOR the authorization of a 1 for 12 reverse split of all outstanding common shares, and

FOR the ratification of the appointment of Raul Carrega, CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Whether or not you attend the Annual Meeting and regardless of the number of shares of Global Arena Holding, Inc. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting by written proxy will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Global Arena Holding, Inc., we thank you for your participation.

Sincerely,

/s/ John Matthews
John Matthews
Chief Executive Officer/President

GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June ___, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Arena Holding, Inc., a Delaware corporation ( “we,” “us,” “our,” or the “Company”), will be held on June ___, 2021 at 9:00 a.m. local time, at _____________, New York, NY 10022. We will consider and act on the following item of business at the Annual Meeting:

1) To re-elect three (3) directors to serve as members of the Board of Directors of the Company (our “Board”) to serve for the ensuing three years and or until their successors are duly elected and qualified.  The director nominees named in the Proxy Statement for election to our Board are John Matthews, Martin Doane, and Facundo Bacardi;

2) To authorize an increase in the Company’s authorized capital stock to 4,000,000,000 (four billion);

3) To authorize the Company to effectuate a 1 for 12 reverse split of the outstanding common shares; and

4) To ratify the appointment of Raul Carrega, CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

5) To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes this item of business in detail. Only stockholders of record at the close of business on June __, 2021 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

The Board of Directors unanimously recommends a vote “for” the approval of the proposals to be submitted at the meeting.

Sincerely,

/s/ John Matthews
John Matthews, Chief Executive Officer/President

GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

PROXY STATEMENT

FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE ___, 2021

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (“Board”) of Global Arena Holding, Inc., a Delaware corporation (the “Company”), for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June ___, 2021, at 9:00 a.m. local time, at ___________, New York, NY 10022, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We intend to mail the Notice on or about June ___, 2021 to all stockholders of record entitled to vote at the Annual Meeting.  As of June ___, 2021, there were _______ stockholders.

Why am I receiving these materials?

At the Annual Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the election of directors, adoption of the amended articles of incorporation relating to an increase in the Company’s authorized capital stock to 4,000,000,000 (four billion), the authorization of the 1 for 12 reverse split and the ratification of Raul Carrega, CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2021.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on June __, 2021 the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were _________ shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the Notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

If you are a stockholder of record, you may vote your shares as follows:

•

To vote in person at the meeting,

•

To vote using the proxy card that will be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•

FOR each of the three (3) nominees for director named in the Proxy Statement,

•

FOR the authorization to increase the Company’s authorized capital stock to 4,000,000,000 (four billion),

•

FOR the authorization to effectuate a 1 for 12 reverse split of the outstanding common shares, and

•

FOR the ratification of the appointment of Raul Carrega, CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

What am I voting on?

You are voting on four proposals:

1) The re-election of the three (3) nominees for director named in the Proxy Statement,

2) The authorization to increase the Company’s authorized capital stock to 4,000,000,000 (four billion),

3) The authorization to effectuate a 1 for 12 reverse split of the outstanding common shares, and

4) The ratification of Raul Carrega, CPA as our Independent Registered Public Accounting Firm.

What are the Board’s recommendations?

The Board recommends a vote:

1) For the election of the three (3) nominees for director named in the Proxy Statement.

2) For the authorization to increase the Company’s authorized capital stock to 4,000,000,000 (four billion).

3) For the authorization to effectuate a 1 for 12 reverse split of the outstanding common shares, and

4) For the ratification of Raul Carrega, CPA as our Independent Registered Public Accounting Firm

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•

delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

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signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card; or

•

attending the Annual Meeting and voting, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Global Arena Holding, Inc.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-5524

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting. Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or by person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the ___________ shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1), the authorization to increase the Company’s authorized capital stock to 4,000,000,000 (four billion) (Proposal 2), the authorization to effectuate a 1 for 12 reverse split of the Company’s outstanding common shares, (Proposal 3), are considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. The ratification of the appointment of Raul Carrega, CPA as our independent registered public accounting firm (Proposal 4) is considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so there will not be any broker non-votes in connection with this proposal.

What is the effect of not voting?

It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

What vote is required to approve the proposals?

If a quorum is present at the Annual Meeting, then the election of each director, the authorization to increase the Company’s authorized capital stock to 4,000,000,000 (four billion), the authorization to effectuate a 1 for 12 reverse split of the Company’s outstanding common shares and the ratification of the Independent Registered Public Accounting Firm requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We intend to hire a proxy solicitor to assist in the solicitation of proxies. In addition, we may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

PROPOSAL I

RE-ELECTION OF DIRECTORS

Board Nominees

The Board of Directors recommends the following nominees for election as directors and recommends that each shareholder vote “FOR” the nominees.  Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as directors of the nominees named below, unless authority to do so is withheld.

Our Board of Directors has nominated John S. Matthews, Facundo Bacardi, and Martin J. Doane to stand for re-election as directors with their terms to serve for the ensuing three years.

The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that any of these nominees will be unavailable or will decline to serve.  In the event, however, that any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current Board of Directors to fill the vacancy.

All of the nominees for director named above are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve for the terms described above.  Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the nominees receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as directors.  Proxies solicited by the Board will be voted “FOR” the nominees named above unless a shareholder specifies otherwise.

The following is biographical information and the age (as of the Record Date) for each person nominated to continue to serve as a director of the Company:

Name	Age	Position with the Company
John Matthews	59	Chief Executive Officer, Interim Chief Financial Officer Chairman of the Board of Directors
Facundo Bacardi	74	Director
Martin J. Doane	56	Director

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled only by a majority of the directors remaining in office (even though they constitute less than a quorum of our Board) or a sole remaining director, or a majority vote by the stockholders. A director elected by our Board to fill a vacancy will serve until the next Annual Meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences, which led our Board to conclude that each nominee should serve on our Board at this time.

John S. Matthew, age 59, serves as the Chairman of Global Arena Holding Inc. and Global Election Services, and is a Board member of Tidewater Energy Group, Mr. Matthews has directed the investment into Blockchain Technologies Corp, and initiated the upgraded elections software and hardware applications covering registration, election tabulation and reporting. Mr. Matthews has been involved in United States Politics since the 1980s, having worked on and for numerous Statewide, Congressional and Presidential elections. Mr. Matthews worked on Senator Daniel Patrick Moynihan’s campaign for the U.S. Senate in 1988, where concurrently, Mr. Matthews served as Senator Moynihan’s Director of the Senator’s New York Office acting as the Senator’s senior Ombudsman, and responsible for all constituent services and legislative initiatives. Mr. Matthews worked in the Securities Business in the United States and was an Officer of numerous Registered Broker Dealers from 1995 to 2014. He received a BA from Long Island University in 1987.

Facundo Bacardi, age 74, is a current shareholder and member of the family that owns and controls Bacardi Ltd., a worldwide liquor manufacturer and distributor.  From 1979 to 1991, he was in charge of Bacardi’s manufacturing and distribution division for Nassau, Brazil, Trinidad and Central America.  Currently, Mr. Bacardi serves as a director of Suramericana de Inversiones, S.A., an investment company located in Panama, and has served in that capacity since 1990.

Martin J. Doane, age 56, is a director of Global Arena Holding Inc. since November 7, 2011.  Mr. Doane has practiced law for 30 years but has focused on investment banking and executive services for the past 15 years. In the course of his banking and executive career, Mr. Doane has founded and served as Chairman, CEO and Director of a number of public and private companies in diverse sectors including asset management and financial services, digital media, mobile marketing and advertising, natural products, technical textiles, clothing and alternative energy. He has completed dozens of merger and acquisition transactions in these sectors and helped raise hundreds of millions of dollars of equity and debt capital.

In his legal career, Mr. Doane was a partner at leading Canadian national and boutique firms. He has engaged in a diverse litigation practice, involving significant work in the areas of corporate, employment, constitutional, securities, human rights and class action litigation. He has appeared as counsel at all levels of court in Canada and has almost 100 reported decisions to his credit. Always active in the pro bono sphere, Martin has litigated numerous precedent-setting cases as Special Counsel for the Canadian Civil Liberties Association and Democracy Watch. He is a member of the Law Society of Ontario.

Mr. Doane’s three decades of business and legal endeavors have supplied him with a deep, global network of capital market sources, entrepreneurs, professional resources, business opportunities and deal flow from which to draw. Mr. Doane is a graduate of the University of Western Ontario and Osgoode Hall Law School. He has received the Golden Jubilee Medal for his public service to Canada.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL II

AUTHORIZATION FOR THE INCREASE IN AUTHORIZED CAPITAL STOCK

Purpose of the Increase in Authorized Capital Stock

The Board believes that increasing the authorized capital stock is in the Company’s and the Company’s shareholders’ best interests.  The Company is currently pursuing several agreements and possible acquisitions to further our business plans and intends to make an application to the OTC QB Market in 2021. These agreements will require the issuance of additional shares.  Effectuating the increase in authorized shares will allow the Company to pursue these agreements to add shareholder value.

1)

On May 10, 2019, the Company entered into an Amended asset purchase agreement with Election Services Solutions, LLC.  Under the amended APA, the Company will purchase 100% of the assets of Election Services Solutions, LLC.  The Company will pay $550,000, of which $501,150 has already been paid, and issue 20,000,000 common shares to purchase these assets under this amended APA. GES derived over 80 % of its current business from Election Services Solutions. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

2)

Management believes there is a unique opportunity in conducting United States and Foreign Government Elections. GES’ senior Management teams’ primary business for 40 years has been mail/absentee ballot elections. The market for GES conducting paper/mail ballot elections grew exponentially in January of 2017, when first President Barack Obama, and then President Donald Trump designated U.S. Elections “Critical Infrastructure”.  In the U.S., there are 3,007 counties, 64 parishes, 19 organized boroughs, 11 census areas, 41 independent cities, and the District of Columbia, all of whom purchase updated Election Machines and Software. Each municipal county individually purchases election voting machines under the guidance of their own State’s Secretary of State. The United States Government, through the Elections Assistance Commission, certifies election software and hardware for use in U.S. Government Elections. The certification process usually takes 6 months and companies applying for certification can spend up to $750,000. The Company has engaged software and hardware developers, whom GES is working with to begin the qualification process for U.S. and various U.S. State certifications. This will require the hiring of additional technical software employees, and additional outside vendors who in initial discussions are interested in stock-based compensation. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

3)

On June 15, 2019, GES entered into a Term Sheet to create a joint venture with TrueVote, Inc. The Company is currently renegotiating this contract. Under the terms of the current agreement, GES will invest $50,000 into a 24 Month Debenture and issue a three year warrant exercisable at $0.01 for 4,500,000 common shares of Global Arena Holding Inc., (“GAHC”). GAHC will receive three million (3,000,000) common shares of TrueVote, representing 30% of TrueVote Inc. TrueVote, Inc. is building a comprehensive end-to-end, de-centralized, completely digital voting system. This will be based on traditional, proven database methodologies, and layered with a "checksum" that's posted on the Blockchain, proving all data is immutable and unalterable. This design will ensure that every vote is transparently counted and verifiable. Upon the closing of the agreement, GES will have invested $50,000 into a 24 Month Debenture and will have issued a three year warrant exercisable at $0.01 for 4,500,000 common shares of the Company, and the Company will receive three 3,000,000 common shares of TrueVote Inc. as part of the joint venture between the companies. The Company, on December 17, 2019, paid $40,000 to True Vote. Company will pay an additional $10,000 and a three year warrant exercisable at $0.01 for 4,500,000 common shares of the Company, in the 1st quarter of 2021. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

4)

In 2020, GES developed, built and implemented a propriety online election voting solution that is compliant with Title IV of the United States Department of Labor Office of Labor-Management Standards. GES built the platform on one of the most secure global infrastructures Amazon Web Services (AWS) which is a comprehensive, evolving platform provided by Amazon that includes a mixture of infrastructure as a service (IaaS) platform as a service and packaged software (PaaS), and software as a service offerings (SaaS). The platform enables GES to protect individual client data, including the ability to encrypt it, move it, and manage retention (if required). All data flowing across the global network interconnects with the GES secured data center and is automatically encrypted at the physical layer before it leaves our secured facilities. Additional encryption layers exist as well. GES controls where our client data is stored, who can access it, and what resources your organization is utilizing at any given moment. Fine-grain identity and access controls combined with continuous monitoring for near real-time security information ensures that the right resources have the right access at all times, wherever your information is stored. GES encryption software uses AES 256 with a cryptographic key using a RSA elliptic curve of 4096, which is used to encrypt the communication of the client and the GES server, as well all client data hosted in the server. A six-digit security code, delivered to the voter’s email address provided by the client, must be validated by the prospective voter in order to authenticate the identity of the voter before the voter may access the ballot. After validating the voter, the voter then votes anomalously, so that the identity of the voter and the ballot cast can never be matched. The GES voting platform verifies that the users does not use the back and forward browser button, a safe mechanism against tampering. Distributed denial of service DDoS protection tools help secure websites and applications and prevent DDoS attacks, which bombard websites with traffic traditionally delivered via “botnets” that are created by networked endpoints connected via malware. The DDoS software protection provides always-on detection and automatic inline mitigations that minimize application downtime and latency. GES will also need shares available thru an Employee Share Option program to hire and retain qualified personal. The closing of this transaction and the hiring of qualified employees will occur upon the approval of certain corporate actions at the 2021 annual meeting.

5)

GES is working to provide our current and future clients with the ability to create instant communication and feedback with their members, using any social media device available today.

The company is building an interface for communication and connection to:

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Communicate a Message – An organization can get their message out clearly in the form required, without any unwanted media spin, bias, filtering or comment.

•

Fine Tune Policies – Test-drive policies and projects with immediate response, allowing for responsive adjustments to be made to make a message more acceptable to the community.

•

Build a Positive Image – Enhancing the concept of ‘open communication’ and ‘democratic politics’, which leads to an enhanced positive perception of leaders by their constituents.

•

Learn More About a Group – Learning more about a group’s preferences and opinions on an infinite number of topics can help the Organization, Institution or League and leaders can better serve its community and meet their needs in a variety of ways.

Management believes this type of software capabilities will give GES a unique opportunity to offer clients the ability to communicate in real time with their members; raising issues of concern, polling the attitude of their constituencies, interacting in question and answer seminars in addition to conducting elections that GES certifies. In short, this software can be used in multiple formats for people to communicate instantly on issues of importance. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

1)

Management intends to enter into a master services agreement with HCAS Technologies (the “MSA”). Under the MSA, the Company will be acquiring information technology services and management from HCAS Technologies, as well as hiring Mr. Magdiel Rodriguez to act as Chief Information Officer. Magdiel Rodriguez has over 25 years’ experience in the areas of Information Security, Enterprise Risk Management and Compliance, Information Technology and Operations including 21 years with Visa Inc. where he performed as Senior Business Leader of Information Security. Magdiel has extensive experience in a broad range of areas related to Information Security, Network Engineering, and Enterprise Governance, Risk and Compliance and Payment networks within the financial industry. As such, the increase in authorized capital stock is necessary to ensure that enough common shares are available to issue under these agreements.  Pursuant to an Amended MSA signed on May 13, 2019, the Company will issue a total of 30,000,000 warrants to purchase the Company’s common shares at a price of $0.005 as consideration for the services of HCAS and Mr. Rodriquez. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

2)

On May 13, 2019, the Company entered into a joint venture agreement with Voting Portals, LLC (“VP”), a Florida limited liability company. Pursuant to this agreement, the joint venture will be making use of the VP online e-voting web portal solutions and proprietary e-voting software programs to service and fulfill GES’s clients’ online elections and other e-voting events pursuant to the terms of the agreement, as well as any other ventures and relationships agreed to pursuant to the goals of the agreement. The Agreement was amended and as part of this agreement, the Company will be issuing 10,000,000 common shares to VP for services rendered, upon approval of the corporate actions at the 2021 annual meeting.  VP will own 100% of the rights to the software, while GES will be responsible for all administrative and other election procedures.  The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

3)

On June 19, 2019, GES Inc. signed an engagement letter with Blockchain Valley Ventures (“BVV”) of Zug Switzerland. Under the terms of the agreement, GES will pay BVV 50,000 Swiss Francs (CHF) and BVV will serve as an advisor in connection with a Voter Registration, Voter Authentication, and Voter Eligibility using a Blockchain Platform primarily covering the following matters:

•

Development and facilitation of an extended workshop with relevant and best in class third party blockchain technology companies such as Phoenix Systems AG, Securosys AG and others as well as any subject matter expert to be invited by Global Election Services Inc.

•

Development of a high-level technology solution architecture and its requirements for the blockchain based voting registration platform with inputs from third party blockchain technology.

•

Documentation of the results of a) and b) in order to provide the basis of the technical development of the platform.

•

Development of an implementation recommendation with respect to Voting on the Blockchain Platform.

•

Legal facilitation with respect to outside tax and legal advisors in connection with compliance with local and international regulation.

•

Project Management during the engagement. This will be delivered as a Working Paper discussing a high-level envisaged Blockchain platform, including a foundational flowchart, and implementation recommendation; BVV is a Crypto Valley, Switzerland based venture capital firm who consists of highly successful entrepreneurs, finance experts, blockchain technology experts and ICO experienced analysts and consultants. The documents created will be used by GES, to create a Minimal Viable Product. This Product, along with GES licensing rights on GES existing Registration and Tabulation Software will be owned by GES. On June 27, 2019 BVV and GES signed and amended agreement calling for a $25,000 CHF Payment for the development and facilitation of an extended workshop with relevant and best in class third party blockchain technology companies, and a $ 25,000 CHF payment upon completion of the engagement. GES made payments of $25,000 CHF payment, and received the working paper.

1)

On June 7, 2019, the Company’s second subsidiary, GAHI Acquisition Corp. (GAHI) was authorized by the Company’s Board of Directors to infuse an initial deposit of $50,000 into the subsidiary for general capital and administrative expenses. GAHI Acquisition will be repurposed in order to explore potential new business ventures in an effort to increase shareholder value. The Company will cause GAHI Acquisition to explore opportunities in the energy and minerals business, which may provide investment opportunities, including the possibility of providing blockchain technology software to energy and mineral companies. The Company added Mr. Jason N. Old to the GAHI Acquisition Board as a Director. On November 28, 2019, the Company’s Board of Directors authorized the termination of the transaction previously authorized to infuse an initial deposit of $50,000 into GAHI Acquisition for general capital and administrative expenses and have GAHI Acquisition repurposed in order to explore opportunities in the energy and minerals business, which may provide investment opportunities, including the possibility of providing blockchain technology software to energy and mineral companies. GAHI Acquisition will remain a 100% subsidiary of the Company and will focus on Blockchain related companies for investments and acquisition.

10) On November 19, 2019, the Company incorporated a new wholly owned entity in the State of Delaware called Tidewater Energy Group Inc. The Board of Directors appointed John S. Matthews and Jason Old as Board members. The Company was formed to explore opportunities in the oil, gas, mineral and energy business.  Tidewater Energy Group Inc. has 40,000,000 common shares authorized; par value $0.001. There are currently 10,000,000 common shares issued and outstanding of which the Company holds 5,100,000 common shares (51%).  The Company invested $50,000 into Tidewater Energy Group Inc. for general capital and administrative expenses in January 2020.

Effect on Par Value

The increase in authorized capital stock will not affect the par value of any class of the Company’s common stock, which will remain at $0.001 per share.

No Going Private Transaction

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of common shares, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED ABOVE.

PROPOSAL III

AUTHORIZATION FOR A 1 FOR 12 REVERSE SPLIT

OF THE OUTSTANDING COMMON SHARES

Purpose of the 1 for 12 Reverse Split of Outstanding Common Shares

The Board believes that effectuating a 1 for 12 reverse split of the outstanding capital stock is in the Company’s and the Company’s shareholders’ best interests.  It is important to note that the net value of shareholder’s positions will remain unchanged after the reverse stock split. The Company is currently pursuing several agreements and possible acquisitions to further our business plans and intends to make an application to the OTCQB Market in 2021, which the Company believes will add shareholder value. These agreements will require the issuance of additional shares.

1)   On May 10, 2019, the Company entered into an Amended asset purchase agreement with Election

Services Solutions, LLC.  Under the amended APA, the Company will purchase 100% of the assets of Election Services Solutions, LLC.  The Company will pay $550,000, of which $501,150 has already been paid, and issue 20,000,000 common shares to purchase these assets under this amended APA. GES derived over 80 % of its current business from Election Services Solutions. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

2)   Management believes there is a unique opportunity in conducting United States and Foreign Government Elections. GES’ senior Management teams’ primary business for 40 years has been mail/absentee ballot elections. The market for GES conducting paper/mail ballot elections grew exponentially in January of 2017, when first President Barack Obama, and then President Donald Trump designated U.S. Elections “Critical Infrastructure”.  In the U.S. there are 3,007 counties, 64 parishes, 19 organized boroughs, 11 census areas, 41 independent cities, and the District of Columbia, all of whom purchase updated Election Machines and Software. Each municipal county individually purchases election voting machines under the guidance of their own State’s Secretary of State. The United States Government, through the Elections Assistance Commission, certifies election software and hardware for use in U.S. Government Elections. The certification process usually takes 6 months and companies applying for certification may spend up to $750,000. The Company has engaged software and hardware developers, whom GES is working with to begin the qualification process for U.S. and various U.S. State certifications. This will require the hiring of additional technical software employees, and additional outside vendors who in initial discussions are interested in stock-based compensation. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

3)   On June 15, 2019, GES entered into a Term Sheet to create a joint venture with TrueVote, Inc. The Company is currently renegotiating this contract. Under the terms of the current agreement GES will invest $50,000 into a 24 Month Debenture and issue a 3 year warrant exercisable at $0.01 for 4,500,000 common shares of Global Arena Holding Inc., (“GAHC”). GAHC will receive 3 million common shares of TrueVote, representing 30% of TrueVote Inc. TrueVote, Inc. is building a comprehensive end-to-end, de-centralized, completely digital voting system. This will be based on traditional, proven database methodologies, and layered with a "checksum" that's posted on the Blockchain, proving all data is immutable and unalterable. This design will ensure that every vote is transparently counted and verifiable. Upon the closing of the agreement, GES will have invested $50,000 into a 24 Month Debenture and will have issued a 3 year warrant exercisable at $0.01 for 4,500,000 common shares of the Company, and the Company will receive 3,000,000 common shares of TrueVote Inc. as part of the joint venture between the companies. The Company, on December 17, 2019, paid $ 40,000 to True Vote. The Company will pay an additional $10,000 and a 3 year warrant exercisable at $0.01 for 4,500,000 common shares of the Company, in the 1st quarter of 2021. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

4)   In 2020 GES developed, built and implemented a propriety Online election voting solution that is compliant with Title IV of the United States Department of Labor Office of Labor-Management Standards. GES built the platform on one of the most secure global infrastructures Amazon Web Services (AWS) which is a comprehensive, evolving platform provided by Amazon that includes a mixture of infrastructure as a service (IaaS) platform as a service and packaged software (PaaS), and software as a service offerings (SaaS). The platform enables GES to protect individual client data, including the ability to encrypt it, move it, and manage retention (if required). All data flowing across the global network interconnects with the GES secured data center and is automatically encrypted at the physical layer before it leaves our secured facilities. Additional encryption layers exist as well. GES controls where our client data is stored, who can access it, and what resources your organization is utilizing at any given moment. Fine-grain identity and access controls combined with continuous monitoring for near real-time security information ensures that the right resources have the right access at all times, wherever your information is stored. GES encryption software uses AES 256 with a cryptographic key using a RSA elliptic curve of 4096, which is used to encrypt the communication of the client and the GES server, as well all client data hosted in the server. A six-digit security code, delivered to the voter’s email address provided by the client, must be validated by the prospective voter in order to authenticate the identity of the voter before the voter may access the ballot. After validating the voter, the voter then votes anomalously, so that the identity of the voter and the ballot cast can never be matched. The GES voting platform verifies that the users does not use the back and forward browser button, a safe mechanism against tampering. Distributed denial of service DDoS protection tools help secure websites and applications and prevent DDoS attacks, which bombard websites with traffic traditionally delivered via “botnets" that are created by networked endpoints connected via malware. The DDoS software protection provides always-on detection and automatic inline mitigations that minimize application downtime and latency. The closing of this transaction and the hiring of qualified employees will occur upon the approval of certain corporate actions at the 2021 annual meeting.

5)  GES is working to provide our current and future clients with the ability to create instant communication and feedback with their members, using any social media device available today.

GES is building an interface for communication and connection to:

•

Communicate a Message – An organization can get their message out clearly in the form required, without any unwanted media spin, bias, filtering or comment.

•

Fine Tune Policies – Test-drive policies and projects with immediate response, allowing for responsive adjustments to be made to make a message more acceptable to the community.

•

Build a Positive Image – Enhancing the concept of ‘open communication’ and ‘democratic politics’, which leads to an enhanced positive perception of leaders by their constituents.

•

Learn More About a Group – Learning more about a group’s preferences and opinions on an infinite number of topics can help the Organization, Institution or League and leaders can better serve its community and meet their needs in a variety of ways.

•

Management believes this type of software capabilities will give GES a unique opportunity to offer clients the ability to communicate in real time with their members; raising issues of concern, polling the attitude of their constituencies, interacting in question and answer seminars in addition to conducting elections that GES certifies.

In short, this software can be used in multiple formats for people to communicate instantly on issues of importance. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

6)   The Board intends to enter into a master services agreement with HCAS Technologies (the “MSA”), Under the MSA, the Company will be acquiring information technology services and management from HCAS Technologies, as well as hiring Mr. Magdiel Rodriguez to act as Chief Information Officer. Magdiel Rodriguez has over 25 years’ experience in the areas of Information Security, Enterprise Risk Management and Compliance, Information Technology and Operations including 21 years with Visa Inc. where he performed as Senior Business Leader of Information Security. Magdiel has extensive experience in a broad range of areas related to Information Security, Network Engineering, and Enterprise Governance, Risk and Compliance and Payment networks within the financial industry.  As such, the increase in authorized capital stock is necessary to ensure that enough common shares are available to issue under these agreements.  Pursuant to an Amended MSA signed on May 13, 2019, the Company will issue a total of 30,000,000 warrants to purchase the Company’s common shares at a price of $0.005 as consideration for the services of HCAS and Mr. Rodriguez. The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

7)   On May 13, 2019, the Company entered into a joint venture agreement with Voting Portals, LLC

(“VP”), a Florida limited liability company.  Pursuant to this agreement, the joint venture will be making use of the VP online e-voting web portal solutions and proprietary e-voting software programs to service and fulfill GES’s clients’ online elections and other e-voting events pursuant to the terms of the agreement, as well as any other ventures and relationships agreed to pursuant to the goals of the agreement. The Agreement was amended and as part of this agreement, the Company will be issuing 10,000,000 common shares to VP for services rendered, upon approval of the corporate actions at the 2019 annual meeting.  VP will own 100% of the rights to the software, while GES will be responsible for all administrative and other election procedures.  The closing of this transaction will occur upon the approval of certain corporate actions at the 2021 annual meeting.

8)   On June 19, 2019, GES Inc. signed an engagement letter with Blockchain Valley Ventures (“BVV”) of Zug, Switzerland. Under the terms of the agreement, GES will pay BVV 50,000 Swiss Francs (CHF) and BVV will serve as an advisor in connection with a Voter Registration, Voter Authentication, and Voter Eligibility using a Blockchain Platform primarily covering the following matters:

•

Development and facilitation of an extended workshop with relevant and best in class third party blockchain technology companies such as Phoenix Systems AG, Securosys AG and others as well as any subject matter expert to be invited by Global Election Services Inc.

•

Development of a high-level technology solution architecture and its requirements for the blockchain based voting registration platform with inputs from third party blockchain technology.

•

Documentation of the results of a) and b) in order to provide the basis of the technical development of the platform.

•

Development of an implementation recommendation with respect to Voting on the Blockchain Platform.

•

Legal facilitation with respect to outside tax and legal advisors in connection with compliance with local and international regulation.

•

Project Management during the engagement. This will be delivered as a Working Paper discussing a high-level envisaged Blockchain platform, including a foundational flowchart, and implementation recommendation; BVV is a Crypto Valley, Switzerland based venture capital firm who consists of highly successful entrepreneurs, finance experts, blockchain technology experts and ICO experienced analysts and consultants. The documents created will be used by GES, to create a Minimal Viable Product. This Product, along with GES licensing rights on GES existing Registration and Tabulation Software will be owned by GES. On June 27, 2019 BVV and GES signed and amended agreement calling for a $25,000 CHF Payment for the development and facilitation of an extended workshop with relevant and best in class third party blockchain technology companies, and a $ 25,000 CHF payment upon completion of the engagement. GES made payments of $25,000 CHF payment, and received the working paper.

9)  On June 7, 2019, the Company’s second subsidiary, GAHI Acquisition Corp. (GAHI) was authorized by the Company’s Board of Directors to infuse an initial deposit of $50,000 into the subsidiary for general capital and administrative expenses. GAHI Acquisition will be repurposed in order to explore potential new business ventures in an effort to increase shareholder value. The Company will cause GAHI Acquisition to explore opportunities in the energy and minerals business, which may provide investment opportunities, including the possibility of providing blockchain technology software to energy and mineral companies. The Company added Mr. Jason N. Old to the GAHI Acquisition Board as a Director. On November 28, 2019 the Company’s Board of Directors authorized the termination of the transaction previously authorized to infuse an initial deposit of $50,000 into GAHI Acquisition for general capital and administrative expenses and have GAHI Acquisition repurposed in order to explore opportunities in the energy and minerals business, which may provide investment opportunities, including the possibility of providing blockchain technology software to energy and mineral companies. GAHI Acquisition will remain a 100% subsidiary of the Company and will focus on Blockchain related companies for investments and acquisition.

10) On November 19, 2019, the Company incorporated a new wholly owned entity in the State of Delaware called Tidewater Energy Group Inc. The Board of Directors appointed John S. Matthews and Jason Old as Board members. The Company was formed to explore opportunities in the oil, gas, mineral and energy business.  Tidewater Energy Group Inc. has 40,000,000 common shares authorized; par value $0.001. There are currently 10,000,000 common shares issued and outstanding of which the Company holds 5,100,000 common shares (51%).  The Company invested $50,000 into Tidewater Energy Group Inc. for general capital and administrative expenses in January 2020.

Effect on Par Value

The reverse split of the Company’s outstanding common shares will not affect the par value of any class of the Company’s common stock, which will remain at $0.001 per share.

No Going Private Transaction

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of common shares, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED ABOVE.

PROPOSAL IV

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Raul Carrega, CPA (“Carrega”) as our independent registered public accounting firm for the year ending December 31, 2021 and December 31, 2022, and our Board has directed that management submit the appointment of Carrega as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Carrega as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Carrega to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain Carrega. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Board of Directors determines that such a change would be in the Company’s and our stockholders’ best interests.

Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF RAUL CARREGA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

DIRECTORS AND EXECUTIVE OFFICERS

Board Meetings

During 2020, the Board of Directors of the Company held 25 telephonic meetings.  Each director attended 100% of the aggregate number of meetings of the Board held during 2020.

It is the Company’s current policy to strongly encourage directors to attend the Annual Meeting of Shareholders, but they are not required to attend.

Our Board of Directors presently has three members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

Lack of Independence of Directors

At present, no members of our Board of Directors are be deemed to be “independent”.  In making that determination, our Board utilized the definition of independence used by The National Association of Securities Dealer Automated Quotation system, even though such definition does not currently apply to us because our shares of Common Stock are not listed on NASDAQ.

No Committees

Our Board of Directors does not, at present, have an audit, compensation or nominating committee, or any committee or committees performing similar functions.  All of these functions are, at present, performed by the Board of Directors as a whole.  The Board of Directors believes that, given its small size, the use of committees would hinder the Board’s efficiency and ability to respond quickly to the Company’s needs and circumstances.

Code of Ethics

The Company adopted a written code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any persons performing similar functions.  The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to:  Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022, Attention:  Secretary.

Communications with the Board of Directors

Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Global Arena Holding, Inc., Attention: Board of Directors (or the individual director(s)), 208 East 51st Street, Suite 112, New York, NY 10022.  Such communications will be delivered directly to the directors.

Executive Officer

   Set forth below is a table identifying our executive officer:

Name	Position	Term(s) of Office
John Matthews	Chief Executive Officer	March 20, 2014 to present
	Director	October 27, 2010 to present
	Chief Financial Officer	April 10, 2016 to present

Biographical information for the chief executive officer set forth above is available under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply.  Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year.  Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder.  To the Company’s knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of December 31, 2020, the number and percentage of our outstanding shares of common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and Address	Amount	Percentage
John Matthews	57,842,028	3.11%
208 East 51 Street, Suite 112
New York, NY 10022

Facundo Bacardi	36,682,692	1.97%
208 East 51 Street, Suite 112
New York, NY 10022

Martin Doane	36,682,692	1.97%
208 East 51 Street, Suite 112
New York, NY 10022

All Officers and Directors as a Group (3 persons)	131,207,412	7.05%

On April 13, 2020, the Board of Directors granted the following stock awards to the directors at $.0018 per common share (110% of the market price on the date of grant. The shares were issued on October 21, 2020.

John Matthews - 55,000,000 common shares

Martin Doane - 36,682,692 common shares

Facundi Bacardi - 36,682,692 common shares

Based upon 1,857,705,171 outstanding common shares as of May 26, 2021.

Summary Compensation Table

(1) Name and Principal Position	Cash Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John S. Matthews	2020	177,235 (1)	-	-	-	177,235
Chairman	2019	242,754 (2)	-	-	-	242,754
Facundo Bacardi	2020	-	-	-		-
Director	2019	-	-	-	-	-
Martin Doane	2020	-	-	-		-
Director	2019	-	-	-	-	-

1) Mr. Matthews received $30,500 as his salary from the Company and $146,735 from GES.

2) Mr. Matthews received $61,754 as his salary from the Company and $181,000 from GES.

On April 13, 2020, the Board of Directors cancelled the stock options authorized but never formally granted to Martin Doane and Facundi Bacardi as directors’ compensation for years ended December 31, 2017, 2018 and 2019 and granted Messrs Doane and Facundi Bacardi stock awards of 36,682,692 common shares each at $.0018 per common share (110% of the market price on the date of grant. The shares were issued on October 21, 2020.

Outstanding Equity Awards at Fiscal Year End

There were no equity awards outstanding at December 31, 2019.  On April 13, 2020, the Board of Directors amended the employment contract of John Matthews dated December 8, 2017.  Pursuant to the amended terms, the stock options granted under Section 3.3 of the employment contract were cancelled and granted Mr. Matthews a stock award of 55,000,000 common shares at $.0018 per common share (110% of the market price on the date of grant). The shares were issued on October 21, 2020.

Compensation of Non-Employee Directors

There has been no compensation awarded to non-employee directors to date.

Compensation Plan

Stock Awards plan

In June 2011, the Board of Directors adopted a Stock Awards Plan (“Plan”).  The purpose of the Plan is to attract, retain and motivate employees, directors and persons affiliated with the Company and to provide such participants with additional incentive and reward opportunities.  The awards may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock awards, or any combination of the foregoing. The total number of shares of stock reserved for issuance under the Plan is 3,000,000.

On December 8, 2017, the Company granted stock options to purchase 45,000,000 shares of the Company common stock.  The options were fully vested when issued with a fair value of approximately $972,000 at the grant date. Weighted average assumptions used to estimate the fair value of stock options on the date of grant are as follows:

December 8, 2017
Expected dividend yield	0%
Expected stock price volatility	478%
Risk free interest rate	2.14%
Expected life (years)	5 year

The stock-based compensation related to stock options, included in stock compensation expense in the consolidated statements of operations, was $0 and $972,000 for the years ended December 31, 2018 and 2017, respectively.

The exercise price for options outstanding at December 31, 2020:

Outstanding and Exercisable
Number of	Exercise
Options	Price
45,000,000	$0.02
3,000,000	0.07
48,000,000

A summary of the option activity is presented below:

Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
	Options	Price ($)	Life (in years)	Value ($)
Outstanding, December 31, 2018	48,000,000	0.03	3.80	-
Granted	-
Exercised	-
Forfeited/Canceled	-
Outstanding, December 31, 2019	48,000,000	0.03	2.80	-
Granted	-
Exercised	-
Forfeited/Canceled	-
Outstanding, December 31, 2020	48,000,000	0.03	1.79	-
Exercisable, December 31, 2020	48,000,000	0.03	1.79	-

On April 13, 2020, the Board of Directors cancelled the stock options granted to John Matthews and Kathryn Weisbeck under their employment agreements and granted them stock awards aggregating 90,000,000 common shares at $.0018 per common share (110% of the market price on the date of grant). The shares were issued on October 21, 2020.

On April 13, 2020, the Board of Directors cancelled the stock options authorized but never formally granted to Martin Doane and Facundi Bacardi as directors’ compensation for years ended December 31, 2017, 2018 and 2019 and granted Messrs Doane and Facundi Bacardi stock awards of 36,682,692 common shares each at $.0018 per common share (110% of the market price on the date of grant). The shares were issued on October 21, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Election Services Solutions, LLC is owned by John W. Matthews, the father of our CEO, John Matthews.

OTHER MATTERS

Stockholder Proposals and Director Nominations for 2021 Annual Meeting

For any proposal, including director nominees, to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 208 East 51st Street, Suite 112, New York, NY 10022, on or before June __, 2021. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

Delivery of Proxy Materials to Households

You can access a copy of our annual report on Form 10-K containing the financial statements for the fiscal year ended December 31, 2020 online by visiting www.sec.gov.

Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  In addition, upon written or oral request, the Company will promptly deliver a copy of the annual report on Form 10-K for the year ended December 31, 2020.  Shareholders may notify the Company of their requests by calling the Company at (646) 801-6146 or by sending a written request addressed to Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022, Attention:  Investor Relations.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

John Matthews

Chairman of the Board of Directors,

President and Chief Executive Officer

208 East 51st Street, Suite 112

New York, NY 10022

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available without charge upon written request to: Corporate Secretary, Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022.

GLOBAL ARENA HOLDING, INC.

Annual Meeting of Stockholders

June __, 2021 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Matthews, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GLOBAL ARENA HOLDING, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June ___, 2021, and any adjournment or postponement thereof. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please join us at _____________, New York, New York 10022 on June ___, 2021 at 9:00 a.m. Local Time.

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope

Annual Meeting Proxy Card – Global Arena Holding, Inc.

The Board of Directors recommends you vote FOR all of the following director nominees:

(1)

Election of Directors:

For ALL NOMINEES LISTED BELOW                                        WITHHOLD AUTHORITY TO VOTE

(except as marked to the contrary below)

 FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE THROUGH THE NOMINEES’ NAME BELOW:

01  John Matthews

02  Facundo Bacardi

03 Martin Doane

(2)

Authorization to increase authorized capital stock to 4,000,000,000 (four billion):

For

Against

Abstain

(3)

Authorization to effectuate a 1 for 12 reverse split of all outstanding common shares:

For

Against

Abstain

(4)

To ratify the appointment of Raul Carrega, CPA as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For

NOTE: if any other matters come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgment.

DATE

SIGNATURE

SIGNATURE, IF HELD JOINTLY

____________

______________________

______________________________

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

Whether or not you are able to attend our 2021 Annual Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

We look forward to receiving your voted Proxy at your earliest convenience.